                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 1, 2005
                                                   ----------------


                              Campbell Fund Trust
                              -------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    000-50264                94-6260018
         --------                    ---------                ----------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)

                          c/o Campbell & Company, Inc.
                             Court Towers Building
                          210 West Pennsylvania Avenue
                            Towson, Maryland  21204
                            -----------------------
                    (Address of principal executive offices)



                                 (410) 296-3301
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02       Unregistered Sales of Equity Securities.

On January 1, 2005 Registrant sold equity securities in Registrant ("Units of Beneficial Interest") to existing and new unitholders of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the "Securities Act"). The aggregate consideration for Units of Beneficial Interest sold on January 1, 2005 was $44,405,561.37 in cash. The Units of Beneficial Interest were issued by Registrant in reliance upon an exemption from registration under the Securities Act set forth in Section 4(2) of the Securities Act, as transactions not constituting a public offering of securities because the Units of Beneficial Interest were issued privately without general solicitation or advertising. In connection with the sales of the Units of Beneficial Interest described above, there were no underwriting discounts or commissions.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 CAMPBELL FUND TRUST
                                                 By: Campbell & Company, Inc.
                                                     Managing Operator


                                                 By: /s/ Theresa D. Becks
                                                    --------------------
                                                        Theresa D. Becks
                                                        Chief Financial Officer,
                                                        Secretary and Treasurer

January 4, 2005